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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 14, 2000
                                                          -------------

        BLYTH INDUSTRIES, INC. (renamed BLYTH, INC. as of June 14, 2000)
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             (Exact name of registrant as specified in its charter)

             Delaware              1-13026              36-2984916
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             (State or other     (Commission         (IRS Employer
              jurisdiction of     File Number)     Identification No.)
              incorporation)


               100 Field Point Road, Greenwich, Connecticut 06830
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (203) 661-1926
                                                           --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 5.           Other Events

      On February 1, 2000 the Board of Directors of Blyth Industries, Inc. (the "Company") unanimously adopted a resolution approving an amendment to the Company's Restated Certificate of Incorporation (the "Amendment") that would change the name of the Company to "Blyth, Inc." On June 14, 2000, the Amendment
(i) received the affirmative vote of a majority of the outstanding shares of the Common Stock of the Company entitled to vote at the Company's 2000 Annual Meeting and (ii) was filed with the Secretary of State of the State of Delaware and became effective. The Company's Common Stock will continue to be traded on the New York Stock Exchange under its current security ticker symbol "BTH."




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BLYTH, INC.
                                   (formerly known as Blyth Industries, Inc.)


Date: June 14, 2000                By: /s/ Bruce D. Kreiger
                                      ---------------------------------
                                   Name: Bruce D. Kreiger
                                   Title: Vice President & General Counsel